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                              UBS PAINEWEBBER RMA
                             MONEY MARKET PORTFOLIO
                           U.S. GOVERNMENT PORTFOLIO
                                 TAX-FREE FUND
                        CALIFORNIA MUNICIPAL MONEY FUND
                        NEW JERSEY MUNICIPAL MONEY FUND
                         NEW YORK MUNICIPAL MONEY FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                          ----------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

    The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio are diversified series of UBS PaineWebber RMA Money Fund, Inc., and UBS PaineWebber RMA Tax-Free Fund, Inc. also is a diversified fund. UBS PaineWebber RMA California Municipal Money Fund and UBS PaineWebber RMA New York Municipal Money Fund are non-diversified series of UBS PaineWebber Managed Municipal Trust; UBS PaineWebber RMA New Jersey Municipal Money Fund is a non-diversified series of UBS PaineWebber Municipal Money Market Series.

    The funds' investment advisor and administrator is UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'). Brinson Advisors, Inc. ('Brinson Advisors') is the funds' principal underwriter, sub-advisor and sub-administrator.
UBS PaineWebbber and Brinson Advisors are indirect wholly owned subsidiaries of UBS AG.

    Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-762-1000.

    This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated August 31, 2001. A copy of the Prospectus may be obtained by contacting any UBS PaineWebber Financial Advisor or correspondent firm or by calling 1-800-762-1000. This SAI is dated August 31, 2001.

                               TABLE OF CONTENTS

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The Funds and Their Investment Policies.....................    2
The Funds' Investments, Related Risks and Limitations.......    4
Organization of the Funds; Directors/Trustees and Officers;
  Principal Holders and Management Ownership of
  Securities................................................   38
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   44
Portfolio Transactions......................................   47
Additional Purchase and Redemption Information; Financial
  Institutions..............................................   48
Valuation of Shares.........................................   49
Performance Information.....................................   50
Taxes.......................................................   52
Other Information...........................................   58
Financial Statements........................................   59
Appendix A..................................................   60
Appendix B..................................................   62
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* UBS PaineWebber is a service mark of UBS AG.





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                    THE FUNDS AND THEIR INVESTMENT POLICIES

    Each fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

    Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt-obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by its board, present minimal credit risks and are 'First Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

MONEY MARKET PORTFOLIO

    Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities,
(4) repurchase agreements and (5) investment company securities.

    The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

U.S. GOVERNMENT PORTFOLIO

    U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. The fund invests in U.S. government securities. Under investment guidelines adopted by its board, the fund currently invests only in securities, such as U.S. Treasury bills and notes and Ginnie Mae (also known as the Government National Mortgage Association) certificates, that are backed by the full faith and credit of the United States, in repurchase agreements secured by such securities and in the securities of other investment companies that invest only in these instruments.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

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TAX-FREE FUND

    Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. The fund invests substantially all of its assets in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ('municipal securities'). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others.

    Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT'). The fund, however, may invest up to 20% of its total assets in securities that pay interest that is subject to the AMT if, in Brinson Advisors' judgment, market conditions warrant.

    The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

CALIFORNIA MUNICIPAL MONEY FUND

    California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Except for temporary purposes, the fund invests at least 80% and seeks to invest 100% of its net assets in municipal securities issued by the State of California, its municipalities and public authorities and other issuers if the municipal securities pay interest that is exempt from federal income tax as well as California personal income tax ('California municipal securities'). The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others.

    Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Brinson Advisors' judgment, market conditions warrant.

    As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

NEW JERSEY MUNICIPAL MONEY FUND

    New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Except for temporary purposes, the fund invests at least 65% of its total assets, and seeks to invest 100% of its net assets, in municipal securities issued by the State of New Jersey, its municipalities and public authorities and other issuers if the municipal securities pay interest that is exempt from federal income tax as well as New Jersey personal income tax ('New Jersey municipal securities'). The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in

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securities held by others. Under normal market conditions, the fund will not invest more than 25% of its total assets in participation interests or other securities issued by or purchased from banks or other financial institutions.

    The fund may invest without limit in New Jersey securities that pay interest that is subject to the AMT.

    As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

NEW YORK MUNICIPAL MONEY FUND

    New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Except for temporary purposes, the fund invests at least 80% and seeks to invest 100% of its net assets in municipal securities issued by the State of New York, its municipalities and public authorities and other issuers if the municipal securities pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ('New York municipal securities'). The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others.

    Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Brinson Advisors' judgment, market conditions warrant.

    As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as U.S. government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by nationally recognized statistical rating organizations ('rating agencies') represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

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    Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two rating agencies, (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or
(5) unrated, but determined by Brinson Advisors to be of comparable quality. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither Brinson Advisors nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. The principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be

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guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and U.S. Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    INVESTING IN FOREIGN SECURITIES. Money Market Portfolio's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

    CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued

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the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those Brinson Advisors has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act') and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    Each board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Brinson Advisors monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

    In making determinations as to the liquidity of municipal lease obligations, Brinson Advisors will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Brinson Advisors does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

    Brinson Advisors also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that

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securities subject to repurchase agreements may have maturities in excess of
13 months. Each municipal money market fund may enter into repurchase agreements with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

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Each fund may sell the right to acquire the security prior to delivery if
Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund).

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when Brinson Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.

    Pursuant to procedures adopted by the board of each fund governing the fund's securities lending program, UBS PaineWebber has been retained to serve as lending agent for the fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under each fund's securities lending program.

CERTAIN POLICIES OF THE MUNICIPAL MONEY MARKET FUNDS

    Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the 'municipal money market funds.'

    NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL MONEY MARKET FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are 'non-diversified funds,' as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a

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single state municipal money market fund may be subject to greater risk than a money market fund that is more 'diversified,' because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or on its ability to maintain a constant net asset value per share.

    TYPES OF MUNICIPAL SECURITIES. Each municipal money market fund may invest in a variety of municipal securities, as described below:

    Municipal Bonds. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

    Municipal Lease Obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

    Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

    Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

    Industrial Development Bonds ('IDBs') and Private Activity Bonds ('PABs'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a 'Tax Preference Item.' See 'Taxes' below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

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    Participation Interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

    A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under 'The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements,' to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. Brinson Advisors will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

    Put Bonds. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

    If a municipal money market fund holds a bond subject to a 'one time only' put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of Brinson Advisors, it is in the fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

    Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the 'tender option'). The municipal money market funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

    Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

    Mortgage Subsidy Bonds. The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and 'moral obligation' bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    STAND-BY COMMITMENTS. A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a

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municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

    A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of Brinson Advisors, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

    TEMPORARY AND DEFENSIVE INVESTMENTS. When Brinson Advisors believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when Brinson Advisors believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund's yield.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

    The following information provides only a brief summary of the complex factors affecting the financial situation in California (the 'State') and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.

General

    During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances improved significantly starting in 1995. After several years of very strong growth, the State's financial condition has started to worsen since the start of 2001. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

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    Total personal income in the State, at an estimated $991 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

    From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. Through the end of 2000, unemployment in the State was under 5%, its lowest level in three decades. Economic indicators have shown a steady and strong recovery underway in California since the start of 1994, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and nonresidential construction. Residential construction has increased since the lows of the early 1990's but is lower than during the previous expansion in the 1980's. Exports have been very strong through 2000, especially to Asia (other than Japan), Latin America and Canada. Following the strongest growth in a decade in 1999 and 2000, the State's economy is projected to grow much more slowly in 2001, although recession conditions are not expected. The nationwide economic slowdown was not felt strongly in California as late as the fourth quarter of 2000, but is expected to affect the economy in 2001, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses). International trade has also slowed. Widely publicized difficulties in California's energy supplies also pose some risks to the economy, especially if there are prolonged blackouts or shortages of natural gas, but these factors, and the impact of rising energy prices, are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product. Nevertheless, slower than expected economic growth, or significant interruptions in energy supplies, could adversely affect the State's revenues.

Recent Developments Regarding Energy

    California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. Energy usage in the State has been rising sharply with the strong economy, but no new power generating plants have been built since the 1980's. The three major investor-owned utilities in the State ('IOUs') have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it impossible for the two largest IOUs to continue to purchase power after mid-January, 2001, when they defaulted on paying certain of their obligations. On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. The second-largest IOU, Southern California Edison Company ('SCE'), continues in default of various obligations, and may be forced into bankruptcy in the future, but it has entered an agreement with the Governor of the State (described below) which is intended to restore its financial viability.

    In mid-January 2001, there were rolling electricity blackouts in northern California affecting millions of customers. The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ('DWR') to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by advances from the State's General Fund; about $6.2 billion was committed for power purchases through the end of June, 2001. The DWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the DWR entered into an Interim Loan Agreement with several banks totaling $4.3 billion, which moneys are being used since that date to fund power purchases.

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    The General Fund advances, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of up to $13 billion of revenue bonds. Legislation has been passed and signed by the Governor to authorize issuance of these revenue bonds, expected to be issued starting in September or October 2001, depending on the timing of regulatory approvals. Pending implementation of these repayment mechanisms, the State has sufficient cash reserves and available internal borrowings to fund the DWR power purchases for a number of additional months. The revenue bonds will be repaid from a dedicated revenue stream derived from customer payments. The DWR has the legal power to set retail rates at a sufficient level to recover all its costs. These bonds will not be backed in any way by the faith and credit or taxing power of the State.

    Proceedings are underway before the California Public Utilities Commission ('CPUC') to increase rates for electricity supplied by the DWR. In March 2001 the CPUC approved substantial rate increases (averaging about 40%) for customers of the two largest IOUs. In August, 2001, the DWR filed its 'revenue requirements' with the CPUC, indicating that the existing rate increases would be sufficient to cover its needs for debt repayment and ongoing costs, but the IOUs are questioning the accuracy of these calculations, and may challenge any final CPUC orders setting aside the DWR revenue requirements, as the IOUs would receive only a smaller portion of the rate increase. Although recently enacted legislation provides for expedited appeals of these CPUC orders, if a challenge occurs, sale of the revenue bonds to repay the State General Fund and the Interim Loans may be delayed. The IOUs are challenging other aspects of recent CPUC decisions concerning rates and other matters affecting the IOUs.

    The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and 'peaking' power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on line in 2001-2003. As noted, the State has entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

    Despite fears of significant disruptions during the summer of 2001, through early August, the combination of cooler weather, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants has permitted the State to avoid any blackouts since early May, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased. However, prolonged hot weather in August and September may still result in some rolling blackouts.

    Natural gas prices in California increased significantly in late 2000 and early 2001 as a result of limited pipeline capacity into the State, and nationwide price increases. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

    A number of additional plans regarding energy are under consideration by the Administration and the State Legislature. A law was passed creating a State Power Authority with authorization to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power. In April, 2001, the Governor entered into a Memorandum of Understanding ('MOU') with SCE which includes, among a number of things, purchase by the State of SCE's long-distance transmission facilities. Implementation of the SCE MOU will require legislation and regulatory approval from both the CPUC and Federal Energy Regulatory Commission; there can be no assurance that the SCE MOU will be implemented as written, or in a modified form. In mid-June, the Governor announced a similar agreement with the third IOU, San Diego Gas and Electric Company. As of mid-August, several alternate plans were being considered by the Legislature to assist SCE, none of them exactly in the form of the SCE MOU. Final action by the Legislature will occur by the August 15 deadline set in the SCE MOU, but SCE has indicated that so long as the matter continued to be discussed in good faith by the Legislature, it would defer any action to seek bankruptcy law protection.

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    A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, obligations and rights of independent power producers holding power sales contracts with the IOUs, and various antitrust, fraud and refund claims against energy suppliers.

Constitutional Limitations on Taxes, Other Charges and Appropriations

    Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as 'Proposition 13.' Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

    Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

    Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any 'special tax.'

    Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the 'Right to Vote on Taxes Act.' Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain 'assessments' for municipal services and programs. Article XIIID also contains several new provisions affecting 'fees' and 'charges', defined for purposes of Article XIIID to mean 'any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.' All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as 'property related' for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the

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outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

    Appropriations Limits. The State and its local governments are subject to an annual 'appropriations limit' imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending 'appropriations subject to limitation' in excess of the appropriations limit imposed. 'Appropriations subject to limitation' are authorizations to spend 'proceeds of taxes,' which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but 'proceeds of taxes' exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

    'Excess' revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds will be made. The State Department of Finance estimates the State will be about $9.8 billion below its appropriation limit in fiscal year 2001-02.

    Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2001, the State had outstanding approximately $22.9 billion of long-term general obligation bonds, plus $800 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $14.3 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1999-2000, debt service on general obligation bonds and lease purchase debt was approximately 3.7% of General Fund revenues.

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Recent Financial Results

    The principal sources of General Fund revenues in 1999-2000 were the California personal income tax (55 percent of total revenues), the sales tax (29 percent), bank and corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. The State has taken account of the recent drop in stock market levels and reduced its estimated receipts from these revenues in the future.

    The State maintains a Special Fund for Economic Uncertainties (the 'SFEU'), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

    Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

    Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

    The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 and 1999-2000, significant new spending programs were also enacted, particularly for education. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000.

    The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

    Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called 'CalWORKs,' became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

    One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the 'VLF'). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties,

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so the new legislation provided for the General Fund to make up the reductions.
The full 67.5% percent VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures.

    Fiscal Year 2000-01 Budget. By the spring of 2000, as the fiscal year 2000-01 budget was being enacted, updated revenue and expenditure projections for 1999-2000 and 2000-01 showed that the State's very strong economy together with the strong stock market, resulted in extraordinary growth in revenues, particular personal income taxes. The Administration revised its revenue estimates for 1999-2000 upward to $71.2 billion, an increase of $8.2 billion above the original 2000-01 Budget Act estimate. Expenditures were projected to increase to about $67.2 billion. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million at the time of the original Budget Act to over $8.7 billion. As noted above under 'Constitutional Limitations on Taxes, Other Charges and Appropriations,' the extraordinary and rapid growth of State revenues placed the State $975 million over its Constitutional appropriations limit in fiscal year 1999-2000.

    The Administration estimated over $12 billion additional revenue for the fiscal years 1999-2000 and 2000-01, compared to initial estimates made in January 2000. The 2000-01 Budget Act (the '2000 Budget Act') was signed on
June 30, 2000. The spending plan assumed General Fund revenues and transfers of $73.9 billion, and appropriated $78.8 billion (the difference coming from the SFEU surplus generated in fiscal year 1999-2000). To avoid pressures on future budgets, the Administration devoted about $7.0 billion of the new spending on one-time expenditures and investments.

    The Administration estimated that the SFEU would have a balance of $1.781 billion at June 30, 2001. The Governor also held back $500 million as a set-aside for litigation costs, which have been spent. Because of the State's strong cash position, the Administration announced the State would not undertake any revenue anticipation note borrowing in 2000-01.

    The largest program in the 2000 Budget Act was aid to K-12 school districts, which increased by $3.0 billion above 1999-2000 levels. There was also a large increase in funding for the public higher education systems, and for health and welfare programs. New investments were made for capital outlay, including $2.0 billion General Fund support for transportation projects, to supplement gasoline taxes normally used for those purposes, part of a six-year $6.9 billion transportation package. A total of about $1.5 billion was devoted to tax relief, including the additional VLF reduction described above under 'Recent Budgets.' The Legislature also enacted a one-time tax relief package for senior citizen homeowners and renters valued at about $150 million, a personal income tax credit for credentialed teachers ($218 million) and a refundable tax credit for child care expenses ($195 million). The 2000 Budget Act included a $200 million unrestricted grant to cities and counties, as well as about $200 million in funding to support various local law enforcement programs.

    Although, as noted, the Administration projected a budget reserve in the SFEU of about $1.78 billion on June 30, 2001, the General Fund fund balance on that date also reflects $350 million of 'loans' which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 2000-01 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.

    Reports since the FY 2000-01 Budget Act was enacted showed that revenues were significantly higher than projected through the first half of the fiscal year. As a result, the State reduced its sales tax by 0.25% for at least one year, starting January 1, 2001. This will result in about $1.15 billion in lower revenues during calendar year 2001. Final estimates for the 2000-01 Fiscal Year, made as of enactment of the 2001-02 Budget Act in July, 2001, show that General Fund revenues would be about $78 billion, $4.1 billion above the estimates when the 2000-01 Budget Act was signed. Expenditures for 2000-01 were estimated to be about $80.1 billion, $1.3 billion above the original spending plan. The Department of Finance revised the estimate for the SFEU, the budget reserve, at June 30, 2001 from $1.78 billion to $6.3 billion. As noted above, however, the State has expended virtually all of these funds for energy purchases, although the advances are expected to be repaid with interest.

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

    Fiscal Year 2001-02 Budget. On January 10, 2001, the Governor released his proposed Budget for fiscal year 2001-02 (the 'Governor's Budget'). On May 14, 2001, the Administration released updated estimates and budgetary proposals (the 'May Revision'). The May Revision revealed that the weakening economy and, most particularly the sharp drop in the stock market, especially for technology-related companies, cutting into capital gains and option income, would have a severe impact on revenues in 2001-02, with both personal income taxes and corporate taxes projected to decline from 2000-01 levels. This drop would require cuts in proposed spending, even with the application of much of the carryover surplus from the SFEU.

    General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year. Even this estimate may be reduced if economic activity is more strongly affected by the energy situation or the national economic slowdown, or if the stock markets perform poorly.

    The 2001-02 Budget Act (the '2001 Budget Act') was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. The $3.7 billion excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year, and assumes that the General Fund will be repaid in full for advances made to purchase energy (see 'Recent Developments Regarding Energy' above). The Governor vetoed about $500 million of General Fund expenditures from the 2001 Budget Act as adopted by the Legislature, to leave an estimated budget reserve in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act also included expenditures of $21.3 billion from Special Funds and $3.2 billion from bond funds.

    One of the major disputes which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax which went into effect on January 1, 2001 was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allows the 0.25% sales tax reinstatement to occur in 2002, but reduces the 'trigger' for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the Budget Act, totaling about
$122 million.

    The 2001 Budget Act provides full funding for K-14 education, and certain additional funding for low-performing schools, child care and other programs. Funding for higher education was increased, but less than in previous years. No fee increases for higher education will be imposed. Health care, social services and prisons are funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.

    The 2001 Budget Act was able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The Budget Act has much less one-time spending for capital outlay. The 2001 Budget Act also extends for two years the six-year transportation funding program implemented in 2000-01, and uses a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently dedicate all sales taxes on gasoline and related fuels to transportation programs.

    Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces one or more years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

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Bond Rating

    The ratings on California's long-term general obligation bonds were reduced in the early 1990's from 'AAA' levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as 'AA' from Standard & Poor's, 'Aa2' from Moody's and 'AA' from Fitch. As of August 1, 2001, Standard & Poor's had reduced California's senior ratings to 'A+' and Moody's had reduced its ratings to 'Aa3' because of concerns about the energy situation, and both agencies maintained the State's credit ratings on watch with negative implications. As of that date, Fitch had placed California's ratings on watch with negative implications.

    There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

    Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

    State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 'bailout' aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

    In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 2000-01, the State provided $200 million in unrestricted grants to cities and counties.

    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

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    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the 'Welfare-to-Work' programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide 'general assistance' for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

    Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered 'indebtedness' requiring voter approval. Such leases, however, are subject to 'abatement' in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

    The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect 'tax allocation' bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

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    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

    Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

    The following represents special considerations regarding investment in New Jersey state-specific obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

    State Finance/Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

    During the past decade, New Jersey's job growth has been concentrated in five major 'growth clusters': health, high technology, logistics, financial and entertainment. With strong labor market conditions, New Jersey's personal income increased at a pace of 6.2% percent in 2000, substantially stronger than the 4% rate in 1999. The strong economy also led to a retail sales growth of almost 9.0%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high.

    The economic outlook for 2001/2002 is for slower but positive growth. The New Jersey outlook is based on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of New Jersey's economy.

    New Jersey's Budget and Appropriation System. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the

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

basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1998 was $228.2 million, for fiscal year 1999 was $276.1 million and for fiscal year 2000 was 187.7 million. For fiscal year 2001, the balance in the undesignated General Fund is estimated to be $197.5 million. The estimated balance for fiscal year 2002 is $298.9 million. Such estimates for fiscal year 2001 and 2002 reflect the amounts contained in the Fiscal Year 2002 Appropriations Act, P.L. 2001, C. 130. The fund balances are available for appropriation in succeeding fiscal years.

    During the course of the fiscal year, the Governor may take steps to reduce New Jersey expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that New Jersey does not incur a deficit. Under the New Jersey Constitution, no supplemental appropriation may be enacted after adoption of an appropriation act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

    General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.

    The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2001 was $3,470,919,598. The appropriation for the debt service obligation on outstanding projected indebtedness is $493.9 million for fiscal year 2002.

    In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2002 the amount appropriated for this purpose is $1,064.3 million.

    Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. Such notes will mature by June 15, 2001. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.

    'Moral Obligation' Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as 'moral obligation' bonds. There is no statutory limitation on the amount of 'moral obligation' bonds which may be issued by eligible New Jersey entities. As of June 30, 2001, outstanding 'moral obligation' bonded indebtedness issued by New Jersey entities totaled $763,575,685.00 and fiscal year 2002 debt service subject to 'moral obligation' is $53,643,829.91.

    New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its 'moral obligation.' It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

    South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the 'Port Corporation') with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1997 through 2001, New Jersey has made appropriations totaling $23,228,689.89 which covered deficiencies in revenues of the Port Corporation for debt service.

    Higher Education Student Assistance Authority. The Higher Education Student Assistance Authority ('HESAA'), the successor to the Higher Education Assistance Authority pursuant to

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legislation enacted March, 1999, has not had a revenue deficiency which required
New Jersey to appropriate funds to meet its 'moral obligation.' It is anticipated that the HESAA's revenues will be sufficient to cover debt service on its bonds.

    Obligations Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ('NJSEA') has issued New Jersey guaranteed bonds of which $71,470,000 were outstanding as of June 30, 2001. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

    Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the 'Agreements') with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption 'Litigation' for a discussion of Lonegan, et al. v. State of New Jersey, et al., challenging the constitutionality of various State statutes that authorize the issuance by various State authorities and instrumentalities of bonds secured by payments from the State that are subject to annual appropriation by the New Jersey Legislature.

    New Jersey Economic Development Authority. Pursuant to legislation, the New Jersey Economic Development Authority ('EDA') has been authorized to issue Economic Recovery Bonds, New Jersey Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.

    The New Jersey Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.

    The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.

    In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and
(v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.

    Legislation enacted in July 2000 authorizes the EDA to issue bonds to finance New Jersey's share of costs for school facility construction projects. Debt service on the bonds will be paid pursuant to a contract between the EDA and the New Jersey Treasurer. The principal amount of bonds authorized to be issued is $6 billion for the 'Abbott' districts, $2.5 billion for all other districts and $100 million for county vocational school district projects.

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    New Jersey Building Authority. The New Jersey Building Authority ('NJBA')
issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the bonds.

    New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education;
(iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities, (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools or boarding schools located within New Jersey to install automatic fire suppression systems.

    New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the 'NJSEA') to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the 'NJSEA State Contract'). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

    State Transportation System Bonds. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the 'TTFA'), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the 'TTFA Act') for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, as amended, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The debt issued by the TTFA are special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.

    Garden State Preservation Trust. In July 1999, the State established the Garden State Preservation Trust ('GSPT'), an instrumentality of New Jersey, pursuant to the Garden State Preservation Trust Act (the 'GSPT Act') for the purpose of preserving open space of farmland and historic properties. Pursuant to the GSPT Act, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The debt to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.

    State of New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

    New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such

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

appropriations, but has done so to date for all obligations issued under these laws. Legislation adopted in 1997 authorized the New Jersey Education Facilities Authority to issue its obligations to finance county college capital facilities which are secured in whole or in part by an Agreement.

    Community Mental Health Loan Program. The EDA issues revenue bonds from time to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.

    Line of Credit for Equipment Purchases. New Jersey finances the acquisition of certain equipment, services and real property to be used by various New Jersey departments through a line of credit.

    State Pension Funding Bonds. Legislation enacted in June 1997 authorizes the EDA to issue bonds, notes or other obligations for the purpose of financing in full or in part the unfunded accrued pension liability for New Jersey's seven retirement plans. On June 30, 1997, the EDA issued bonds pursuant to this legislation (the 'Pension Bonds') and $2.75 billion from the proceeds of the Pension Bonds were deposited into New Jersey's retirement systems. As a result of the funding from the proceeds of the Pension Bonds and the change in the asset valuation method authorized by Chapter 115, Laws of 1997, enacted by the New Jersey Legislature, full funding of the unfunded accrued pension liability under each of New Jersey's retirement systems was achieved.

    Conduit Issues. Certain State agencies and authorities are authorized to issue debt on behalf of various private entities on a conduit basis. Under such circumstances, neither the State agency or authority acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

    Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the 'Division') in the New Jersey State Department of Community Affairs.

    Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the 'Local Budget Law') imposes specific budgetary procedures upon counties and municipalities ('local units'). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the 'Director'). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

    The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the 'Cap Law') generally limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a

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

higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

    New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ('statutory deduction') from all authorized debt of the local unit ('gross capital debt') in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties.

    School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

    All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

    The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the 'School Intervention Act'). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a State-operated school district in the city of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Paterson, and on July 5, 1995 the creation of a State-operated school district in the City of Newark.

    School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating

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

budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the 'Commissioner') to request changes.

    In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

    The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

    In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditure is made subject to the availability of appropriations.

    School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the 'School Bond Law'), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see 'Municipal Finance' and 'Counties and Municipalities' herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the Type of school system) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis on the constituent municipality. In certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

    School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

    If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

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

    In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

    All authorizations of debt must be reported to the Division by a supplemental debt statement prior to final approval.

    School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the 'Lease Purchase Law'). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. Lease purchase agreements not in excess of five years require either the approval of the Commissioner, the voters or the board of school estimate, as applicable. The Commissioner will approve the lease purchase agreement only upon a demonstration by the district that the lease purchase payments and any operating expenses related thereto can be included within the district's net budget spending growth limitation and will not result in the need for approval by the voters or the board of school estimate, as appropriate, of additional spending proposals to maintain existing instructional programs and extracurricular activities. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. A school district may, without the prior approval of the Commissioner, also acquire equipment through a lease purchase agreement not in excess of 5 years provided the amount of the first installment and each subsequent installment for the lease purchase payments is included in the budget that is approved by the voters or the board of school estimate, as appropriate.

    Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of 'qualified bonds.' Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These 'qualified bonds' are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2000, the aggregate amount of school district and municipal qualified bonds outstanding is $313,045,900 and $815,082,461, respectively.

    New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

    Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local

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Authorities Fiscal Control Law applies to all autonomous public bodies created by local units, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

    Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

    Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

    Pollution Control Bonds. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within the State that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue.

    Litigation. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

    New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste.

Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $97,354,000 for tort and medical malpractice claims pending as of December 31, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

    Other lawsuits presently pending or threatened in which New Jersey have the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

    In addition to lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, Lonegan, et al. v. State of New Jersey, et al. has been filed, challenging the constitutionality of various State statutes (collectively, the 'State Contract Statutes') which authorize the issuance by various State authorities and instrumentalities of bonds (the 'State Contract Bonds') that are payable from amounts to be paid by the State Treasurer, subject to annual appropriation by the State Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the 'State Constitution'). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the State Constitution, Article II, Sec. 2, Para. 3. On 24, 2001, the Superior Court ruled in favor of the State and the named State authorities and instrumentalities (collectively, the 'State Parties') by granting the State Parties' motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the State Constitution. The judge specifically found that the issuance of State Contract Bonds pursuant to the State Contract Statutes does not create a debt of the State. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State Parties. On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 20, 2001, the State Parties petitioned the New Jersey Supreme Court for direct certification of the Superior Court decision. On February 22, 2001, the New Jersey Supreme Court denied direct certification, but ordered an accelerated briefing and argument schedule in the Appellate Division. On March 9, 2001, the plaintiffs filed a notice of motion in the Appellate Division seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of State Contract Bonds. The State Parties responded on March 16, 2001, in opposition to this motion. On March 26, 2001, the Appellate Division denied the injunctive relief sought by plaintiffs. The Appellate Division heard oral argument on this matter on May 21, 2001. The New Jersey School Boards Association participated as amicus in the appeal in defense of the challenged statutes. On June 27, 2001, by a two-to-one decision, the Appellate Division affirmed the Superior Court's decision. On July 3, 2001, the plaintiffs filed a notice of appeal as of right in New Jersey Supreme Court, where the matters remain pending.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

General

    New York State ('New York' or the 'State') is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

    In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

    Since June 2000, the number of nonfarm jobs in New York increased by 91,900 or 1.1 percent, with the service sector accounting for the largest increases. New York's private sector job count fell 9,500 in June 2001 to 7,254,900 (seasonally adjusted) according to the State Labor Department. Prior to May 2001, the job count had increased for eight months in a row. From June 2000 to June 2001, the number of private sector jobs in the state grew by 92,000, or 1.3 percent, outpacing the nation's rate of growth of 0.5 percent. The state's unemployment rate in June 2001 was 4.4 percent, up slightly from May 2001 but down from 4.5 percent in June 2000.

    Personal income is estimated to have grown 6.3 percent in 2000 and 6.1 percent during the first quarter of 2001. Growth in wages and salaries and interest income are the primary factors which contributed to strong personal income growth for 2000. Slower growth in wages and interest income is expected for 2001. Overall, personal income growth of 4.8 percent is expected in 2001.

    The State forecast is subject to the same uncertainties of the national forecast, such as higher energy prices, turbulence in the Middle East and lower-than-expected corporate profits. The State forecast is also subject to uncertainties that are more specific to New York. For example, with Wall Street fueling a significant portion of the growth in the State's revenues, New York is particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

Fiscal Year 2000-01

    The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by the Division of the Budget (the 'DOB'). After year-end adjustments, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million in the Universal Pre-Kindergarten Fund.

    In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund. The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from Local Government Assistant Corporation that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

Fiscal Year 2001-02

    On August 2 and 3, 2001, the State Legislature approved a budget for the 2001-02 fiscal year at a funding level below that of the Executive Budget as proposed by the Governor on January 16, 2001. The Governor has indicated that he will authorize certain portions of the Legislature's budget in order to permit the State to continue operations, but will challenge in court the constitutionality of portions of the budget as passed by the Legislature. The Governor and Legislative leaders have also indicated that they expect to enact supplemental appropriations in order to re-appropriate previously authorized expenditures and to authorize additional spending on certain other items.

    Personal income tax collections for 2001-02 are projected to reach $26.7 billion, an increase of $2.7 billion (11.3 percent) over 2000-01 due, in part, to a 10.8 percent estimated increase in 2000 liability and a projected
5.1 percent liability increase for 2001. The large increase in income tax liability in recent years has been supported by the continued surge in taxable income attributable to the rapid growth in equity markets and significant growth in the wages associated with Wall Street bonuses. Stock market growth and the large income gains that have resulted from that growth are expected to moderate substantially in 2001.

    User tax and fee receipts in 2001-02 are expected to increase by $20 million to $7.44 billion. This reflects the incremental impact of approximately $140 million in already enacted tax reductions, and the earmarking of remaining motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Adjusted for these changes, the underlying growth of receipts in this category is projected at 2.5 percent.

    The largest source of receipts in this category is the sales and use tax which accounts for nearly 88 percent of projected receipts. Sales tax receipts are responsive to economic trends such as growth in income, prices, employment, and consumer confidence. In 2001-02, receipts from the sales and use tax are projected to total $6.54 billion, an increase of $241 million from 2000-01.

    Total business taxes in 2001-02 are expected to total $4.17 billion, $292 million below 2000-01 estimated results. Corporate franchise tax receipts for 2001-02 are projected to decline by $160 million, resulting largely from the impact of enacted and proposed tax reductions, offset somewhat by the slower growth projected in the underlying liability of businesses subject to the franchise tax.

    Receipts from the bank tax in 2001-02 are projected to be $505 million, $46 million below 2000-01 estimates. The decline is the result of projected slow growth in the estimated liability of banks resulting from recent consolidation in banking industry, and the impact of already enacted tax reductions. Net collections from insurance taxes are expected to decline $27 million in 2001-02, the result of both tax reduction impacts and reductions in insurance industry profitability.

    The General Fund yield from other taxes for 2001-02 is estimated to fall to $771 million. This category includes receipts from estate and gift levies on transfers of wealth, pari-mutuel taxes on wagering at race tracks and off-track betting facilities and other minor sources. The largest factor in this estimated decline is the first full year effect of already-enacted legislation reducing the estate tax on February 1, 2000 and repealing the gift tax on January 1, 2000.

    Transfers from other funds to the General Fund are projected to total $2.16 billion, two million less than total receipts from this category during 2000-2001. Proceeds from one percent of the State's 4 percent sales tax in excess of amounts used to support the debt service payments of the Local Government Assistance Corporation account for 86 percent of the 2001-02 receipts in this category. Other transfers periodically include non-recurring transactions, which result in significant annual volatility for this category. This category also includes excess real estate transfer tax receipts not required for debt service on the Clean Water/Clean Air bonds authorized by the voters. The decline in other transfers estimated for 2001-02 is largely attributed to a projected decline in expected receipts from the real estate transfer tax as real estate market values moderate in the coming year.

    The State projects General Fund disbursements of $41.34 billion in 2001-02, an increase of $1.45 billion (3.6 percent) over the current year. The largest increase in disbursements is for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

    Spending on Grants to Local Governments (also known as local assistance) is estimated at $27.77 billion in 2001-02, an increase of $914 million (3.4 percent) from the 2000-01. The largest areas of spending in local assistance are for aid to public schools (44 percent), the State's share of Medicaid payments to medical providers (22 percent), higher education (6 percent) and for mental hygiene programs (6 percent). The change in spending is comprised primarily of increases for school aid,

Medicaid, health, and mental health programs, offset by decreases in welfare costs and stock transfer incentive aid payments to New York City.

    Transfers in support of debt service in 2001-02 are projected at $2.29 billion, a $70 million (3.2 percent ) increase over 2000-01. This increase is primarily due to bonding to support State University of New York, City University of New York, public protection, environmental and economic development purposes, offset by the savings from the use of the Debt Reduction Reserve Fund (DRRF) to defease high cost debt and from the Governor's new Revenue Bond proposal.

    A total of $146 million in one-time actions is incorporated in the 2001-02 Financial Plan, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs. The remaining amounts reflect a receipt from the Dormitory Authority of the State of New York ($28 million) and various fund sweeps and transfers to the General Fund ($21 million) that occur sporadically each year.

    The State projects a closing balance of $2.3 billion at the end of the 2001-02 fiscal year, a decline of $1.6 billion from 2000-01. This decline is primarily due to the planned use of the School Tax Relief Revenue Fund ($1.2 billion) and DRRF ($250 million) reserves in 2001-02 to pay for already enacted local property tax relief and to provide pay-as-you-go resources to finance essential transportation projects. Another $188 million will remain in the Community Projects Fund (a decline of $150 million) and $14 million in the Universal Pre-Kindergarten Fund (a decline of $15 million).

    The Division of the Budget indicates that it believes that the economic assumptions and projections of receipts and disbursements accompanying the 2001-02 Executive Budget, as amended, are reasonable, and that the 2001-02 State Financial Plan is balanced as currently projected. However, there can be no assurance that the Legislature will enact the Executive Budget as currently proposed or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 2001-02 or in future fiscal years. Both houses of the Legislature have adopted budget resolutions which provide an outline of their intended spending and revenue changes to the Executive Budget. The Division of the Budget's analysis of these resolutions indicates that, if enacted, they would increase the size of the State's future budget gaps.

State Debt

    As of March 31, 2001, the State had $4.3 billion of general obligation bonds outstanding. The State's 2001-02 borrowing plan projects issuance of $237 million in general obligation bonds. The State is also expected to issue $308 million in Certificates of Participation to finance equipment purchases during 2001-02 fiscal year. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.94 billion, including costs of issuance.

Authorities and Localities

    Metropolitan Transportation Authority ('MTA'). The 2000-04 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $8.9 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major restructuring initiative, which will authorize the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    The 2000-04 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under a proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

    There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated

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

from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

    New York City. For its 1999-2000 fiscal year, which ended June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a balanced budget for 2001-02, however, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of tax reductions enacted since City fiscal year 1994-95 totaled over $2.6 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The City has proposed additional tax reductions that would increase the value of the tax reductions to $4.3 billion in City fiscal year 2004-05.

Litigation

    New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following: Tennessee Gas Pipeline Co., Inc. v. Urbach, where a natural gas pipeline company has challenged the Natural Gas Import Tax as a violation of the Commerce Clause of the United States Constitution; Port Jefferson Health Care Facility, et al. v. Wing, where the plaintiff is challenging the constitutionality of a tax on the gross receipts hospitals and residential health care facilities receive for patient care services; United States, et al.
v. Yonkers Board of Education, et al., where the State has appealed federal court orders directing the State to pay over $50 million to a school district as part of an educational improvement plan to remediate intentional segregation; Campaign for Fiscal Equity, Inc., et al. v. State, et al., where plaintiffs are challenging the funding for New York City public schools as a violation of the plaintiff's rights under the Civil Rights Act of 1964; Oneida Indian Nation of New York, where the plaintiff has asserted a claim to a 250,000 acre area within the State; and, Muller v. State, where a former inpatient of a state-operated mental health facility is challenging the use of Social Security disability benefits to pay the cost of care and treatment as a violation of the provisions of the Mental Hygiene Law and the State and federal constitutions.

INVESTMENT LIMITATIONS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    Each fund will not:

        (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

    The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) domestic and foreign banking will be considered to be different industries,

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

and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

        (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

        (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

        (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

    California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policy of New York Municipal Money Fund relating to investments in New York municipal securities may not be changed without approval of the appropriate fund's shareholders. New Jersey Municipal Money Fund's investment policy of investing at least 65% of its total assets in New Jersey municipal securities may not be changed without approval of its shareholders.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:

        (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        (5) invest more than 10% of its net assets in illiquid securities.

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

          ORGANIZATION OF THE FUNDS; DIRECTORS/TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a 'Corporation') were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a 'Trust') were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series and Municipal Money Market Series has one. Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

    Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as 'board members'), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series. The board members and executive officers of the Corporations and the Trusts, their ages, business addresses and principal occupations during the past five years are:

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATIONS/TRUSTS  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ---------------------------------  ----------------------------------------
Margo N. Alexander*'D'; 54           Director/Trustee             Mrs. Alexander is chairman (since March
                                                                  1999) and a director of Brinson
                                                                  Advisors (since January 1995) and an
                                                                  executive vice president and a director
                                                                  of UBS PaineWebber (since March 1984).
                                                                  She was the chief executive officer of
                                                                  Brinson Advisors from January 1995 to
                                                                  October 2000. Mrs. Alexander is a
                                                                  director or trustee of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Richard Q. Armstrong; 66             Director/Trustee             Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                                of R.Q.A. Enterprises (management
One Old Church Road                                               consulting firm) (since April 1991 and
Unit #6                                                           principal occupation since March 1995).
Greenwich, CT 06830                                               He is also a director of AlFresh
                                                                  Beverages Canada, Inc. (a Canadian
                                                                  Beverage subsidiary of AlFresh Foods
                                                                  Inc.) (since October 2000). Mr.
                                                                  Armstrong was chairman of the board,
                                                                  chief executive officer and co-owner of
                                                                  Adirondack Beverages (producer and
                                                                  distributor of soft drinks and
                                                                  sparkling/still waters) (October
                                                                  1993-March 1995). He was a partner of
                                                                  The New England Consulting Group
                                                                  (management consulting firm) (December
                                                                  1992-September 1993). He was managing
                                                                  director of LVMH U.S. Corporation (U.S.
                                                                  subsidiary of the French luxury goods
                                                                  conglomerate, Louis Vuitton Moet
                                                                  Hennessey Corporation) (1987-1991) and
                                                                  chairman of its wine and spirits
                                                                  subsidiary, Schieffelin & Somerset
                                                                  Company (1987-1991). Mr. Armstrong is a
                                                                  director or trustee of 21 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATIONS/TRUSTS  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ---------------------------------  ----------------------------------------
E. Garrett Bewkes, Jr.*'D';    Director/Trustee and Chairman of   Mr. Bewkes serves as a consultant to
74                             the Board of Directors/Trustees    UBS PaineWebber (since May 1999). Prior
                                                                  to November 2000, he was a director of
                                                                  Paine Webber Group Inc. ('PW Group,'
                                                                  formerly the holding company of
                                                                  UBS PaineWebber and Brinson Advisors)
                                                                  and prior to 1996, he was a consultant
                                                                  to PW Group. Prior to 1988, he was
                                                                  chairman of the board, president and
                                                                  chief executive officer of American
                                                                  Bakeries Company. Mr. Bewkes is a
                                                                  director of Interstate Bakeries
                                                                  Corporation. Mr. Bewkes is a director or
                                                                  trustee of 32 investment companies for
                                                                  which Brinson Advisors, UBS PaineWebber
                                                                  or one of their affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

Richard R. Burt; 54                  Director/Trustee             Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Avenue,                                         LLP (international investments and
N.W.                                                              consulting firm) (since March 1994) and
Washington, D.C. 20004                                            a partner of McKinsey & Company
                                                                  (management consulting firm) (since
                                                                  1991). He is also a director of Archer-
                                                                  Daniels-Midland Company (agricultural
                                                                  commodities), Hollinger International
                                                                  Company (publishing), six investment
                                                                  companies in the Deutsche Bank family of
                                                                  funds, nine investment companies in the
                                                                  Flag Investors family of funds, The
                                                                  Central European Fund, Inc. and The
                                                                  Germany Fund, Inc., vice chairman of
                                                                  Anchor Gaming (provides technology to
                                                                  gaming and wagering industry) (since
                                                                  July 1999) and chairman of Weirton Steel
                                                                  Corp. (makes and finishes steel
                                                                  products) (since April 1996). He was the
                                                                  chief negotiator in the Strategic Arms
                                                                  Reduction Talks with the former Soviet
                                                                  Union (1989-1991) and the U.S.
                                                                  Ambassador to the Federal Republic of
                                                                  Germany (1985-1989). Mr. Burt is a
                                                                  director or trustee of 21 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Meyer Feldberg; 59                   Director/Trustee             Mr. Feldberg is Dean and Professor of
Columbia University                                               Management of the Graduate School of
101 Uris Hall                                                     Business, Columbia University. Prior to
New York, New York 10027                                          1989, he was president of the Illinois
                                                                  Institute of Technology. Dean Feldberg
                                                                  is also a director of Primedia Inc.
                                                                  (publishing), Federated Department
                                                                  Stores, Inc. (operator of department
                                                                  stores), Revlon, Inc. (cosmetics) and
                                                                  Select Medical Inc. (healthcare
                                                                  services). Dean Feldberg is a director
                                                                  or trustee of 29 investment companies
                                                                  for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATIONS/TRUSTS  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ---------------------------------  ----------------------------------------
George W. Gowen; 71                  Director/Trustee             Mr. Gowen is a partner in the law firm
666 Third Avenue                                                  of Dunnington, Bartholow & Miller. Prior
New York, New York 10017                                          to May 1994, he was a partner in the law
                                                                  firm of Fryer, Ross & Gowen. Mr. Gowen
                                                                  is a director or trustee of 29
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Frederic V. Malek; 64                Director/Trustee             Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave., N.W.                                      Partners (merchant bank) and chairman of
Suite 350                                                         Thayer Hotel Investors III, Thayer Hotel
Washington, D.C. 20004                                            Investors II and Lodging Opportunities
                                                                  Fund (hotel investment partnerships).
                                                                  From January 1992 to November 1992, he
                                                                  was campaign manager of Bush-Quayle `92.
                                                                  From 1990 to 1992, he was vice chairman
                                                                  and, from 1989 to 1990, he was president
                                                                  of Northwest Airlines Inc. and NWA Inc.
                                                                  (holding company of Northwest Airlines
                                                                  Inc.). Prior to 1989, he was employed by
                                                                  the Marriott Corporation (hotels,
                                                                  restaurants, airline catering and
                                                                  contract feeding), where he most
                                                                  recently was an executive vice president
                                                                  and president of Marriott Hotels and
                                                                  Resorts. Mr. Malek is also a director of
                                                                  Aegis Communications, Inc.
                                                                  (tele-services), American Management
                                                                  Systems, Inc. (management consulting and
                                                                  computer related services), Automatic
                                                                  Data Processing, Inc. (computing
                                                                  services), CB Richard Ellis, Inc. (real
                                                                  estate services), FPL Group, Inc.
                                                                  (electric services), Classic Vacation
                                                                  Group (packaged vacations), Manor Care,
                                                                  Inc. (health care) and Northwest
                                                                  Airlines Inc. Mr. Malek is a director or
                                                                  trustee of 21 investment companies for
                                                                  which Brinson Advisors, UBS PaineWebber
                                                                  or one of their affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

Carl W. Schafer; 65                  Director/Trustee             Mr. Schafer is president of the Atlantic
66 Witherspoon Street #1100                                       Foundation (charitable foundation). He
Princeton, NJ 08542                                               is a director of Labor Ready, Inc.
                                                                  (temporary employment), Roadway Express,
                                                                  Inc. (trucking), The Guardian Group of
                                                                  Mutual Funds, the Harding, Loevner
                                                                  Funds, E.I.I. Realty Trust (investment
                                                                  company), Electronic Clearing House,
                                                                  Inc. (financial transactions
                                                                  processing), Frontier Oil Corporation
                                                                  and Nutraceutix, Inc. (biotechnology
                                                                  company). Prior to January 1993, he was
                                                                  chairman of the Investment Advisory
                                                                  Committee of the Howard Hughes Medical
                                                                  Institute. Mr. Schafer is a director or
                                                                  trustee of 21 investment companies for
                                                                  which Brinson Advisors, UBS PaineWebber
                                                                  or one of their affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATIONS/TRUSTS  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ---------------------------------  ----------------------------------------
Brian M. Storms*'D'; 46        Director/Trustee and President     Mr. Storms is chief executive officer
                                                                  (since October 2000) and president of
                                                                  Brinson Advisors (since March 1999). Mr.
                                                                  Storms was president of Prudential
                                                                  Investments (1996-1999). Prior to
                                                                  joining Prudential Investments, he was a
                                                                  managing director at Fidelity
                                                                  Investments. Mr. Storms is president and
                                                                  a director or trustee of 24 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Debbie Baggett*; 41                   Vice President              Ms. Baggett is a director and a
                               (Tax-Free Fund, Managed Municipal  portfolio manager of Brinson Advisors.
                               Trust, Municipal Money Market      Ms. Baggett is a vice president of four
                                          Series)                 investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Thomas Disbrow***; 35               Vice President and            Mr. Disbrow is a director and a senior
                                    Assistant Treasurer           manager of the mutual fund finance
                                                                  department of Brinson Advisors. Prior to
                                                                  November 1999, he was a vice president
                                                                  of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                  a vice president and assistant treasurer
                                                                  of 22 investment companies for which
                                                                  Brinson Advisors, UBS PaineWebber or one
                                                                  of their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Amy R. Doberman**; 39                 Vice President              Ms. Doberman is an executive director
                                       and Secretary              and general counsel of Brinson Advisors.
                                                                  From December 1996 through July 2000,
                                                                  she was general counsel of Aeltus
                                                                  Investment Management, Inc. Prior to
                                                                  working at Aeltus, Ms. Doberman was a
                                                                  Division of Investment Management
                                                                  Assistant Chief Counsel at the SEC. Ms.
                                                                  Doberman is a vice president and
                                                                  secretary of 22 investment companies and
                                                                  secretary of two investment companies
                                                                  for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Elbridge T. Gerry III*; 44            Vice President              Mr. Gerry is a managing director
                               (Tax-Free Fund, Managed Municipal  and chief investment officer -- fixed
                               Trust, Muncipal Money Market       income of Brinson Advisors. Mr. Gerry is
                                          Series)                 a vice president of 10 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Kevin J. Mahoney***; 35        Vice President and Assistant       Mr. Mahoney is a director and a senior
                                         Treasurer                manager of the mutual fund finance
                                                                  department of Brinson Advisors. From
                                                                  August 1996 through March 1999, he was
                                                                  the manager of the mutual fund internal
                                                                  control group of Salomon Smith Barney.
                                                                  Mr. Mahoney is a vice president and
                                                                  assistant treasurer of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATIONS/TRUSTS  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      ---------------------------------  ----------------------------------------
Michael H. Markowitz****; 36          Vice President              Mr. Markowitz is an executive director,
                                                                  portfolio manager and head of U.S. short
                                                                  duration fixed income of Brinson
                                                                  Advisors. He is also an executive
                                                                  director and portfolio manager of
                                                                  Brinson Partners, Inc. an affiliate of
                                                                  Brinson Advisors. Mr. Markowitz is a
                                                                  vice president of 10 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Kevin P. McIntyre*; 34                Vice President              Mr. McIntyre is an associate director
                                     (Municipal Money             and a portfolio manager of Brinson
                                      Market Series)              Advisors. Mr. McIntyre is a vice
                                                                  president of two investment companies
                                                                  for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Emil Polito*; 40                      Vice President              Mr. Polito is an executive director and
                                                                  head of investment support and mutual
                                                                  fund services of Brinson Advisors. From
                                                                  July 2000 to October 2000, he was a
                                                                  senior manager of investment systems at
                                                                  Dreyfus Corp. Prior to July 2000,
                                                                  Mr. Polito was a senior vice president
                                                                  and director of operations and control
                                                                  for Brinson Advisors. Mr. Polito is
                                                                  a vice president of 22 investment
                                                                  companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Susan P. Ryan*; 41                    Vice President              Ms. Ryan is an executive director and a
                                       (Money Fund)               portfolio manager of Brinson Advisors.
                                                                  Ms. Ryan is a vice president of six
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Paul H. Schubert***; 38        Vice President and Treasurer       Mr. Schubert is an executive director
                                                                  and head of the mutual fund finance
                                                                  department of Brinson Advisors. Mr.
                                                                  Schubert is a vice president and
                                                                  treasurer of 22 investment companies and
                                                                  treasurer and principal accounting
                                                                  officer of two investment companies for
                                                                  which Brinson Advisors, UBS PaineWebber
                                                                  or one of their affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.

Keith A. Weller**; 40          Vice President and Assistant       Mr. Weller is a director and senior
                                         Secretary                associate general counsel of Brinson
                                                                  Advisors. Mr. Weller is a vice president
                                                                  and assistant secretary of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

---------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

**** This person's business address is 209 South LaSalle Street, Chicago,
     Illinois 60604.

'D' Mrs. Alexander, Mr. Bewkes, and Mr. Storms are 'interested persons' of each fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

    Each Corporation or Trust pays board members who are not 'interested persons' of the Corporation or Trust $1,000 annually for each series and up to an additional $150 per series for attending each board meeting and each separate meeting of a board committee. Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series presently pay such board members $3,000, $1,000, $2,000 and $1,000 annually, respectively, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the complex of funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor, sub-advisor or manager receives additional compensation aggregating $15,000 annually from the relevant funds. Board members are reimbursed for any expenses incurred in attending meetings. Because UBS PaineWebber and Brinson Advisors perform substantially all of the services necessary for the operation of the Corporations/Trusts and the funds, the Corporations/Trusts require no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Corporations/Trusts for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the funds' current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'

                                           AGGREGATE COMPENSATION FROM
                                    -----------------------------------------
                                                                    MUNICIPAL        TOTAL
                                                         MANAGED      MONEY      COMPENSATION
                                    MONEY    TAX-FREE   MUNICIPAL    MARKET        FROM THE
    NAME OF PERSONS, POSITION       FUND*     FUND*      TRUST*      SERIES*    FUND COMPLEX**
    -------------------------       -----     -----      ------      -------    --------------
Richard Q. Armstrong
  Director/Trustee................  $5,430    $1,810     $3,620      $1,810        $108,232
Richard R. Burt
  Director/Trustee................   4,980     1,660      3,320       1,660         108,232
Meyer Feldberg,
  Director/Trustee................   5,430     1,810      3,620       1,810         173,982
George W. Gowen,
  Director/Trustee................   6,479     2,160      4,320       2,160         173,982
Frederic V. Malek,
  Director/Trustee................   5,430     1,810      3,620       1,810         108,232
Carl W. Schafer
  Director/Trustee................   5,340     1,780      3,560       1,780         106,372

---------

'D' Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager and identified above; board members who are 'interested persons' as defined by the 1940 Act do not receive compensation from these funds.

 * Represents fees paid to each board member during the fiscal years ended June 30, 2001.

** Represents total compensation paid to each board member during the calendar year ended December 31, 2000 by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds have a bonus, pension, profit sharing, or retirement plan.

    PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of July 31, 2001, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund. As of July 31, 2001 the funds' records did not show any shareholders as owning 5% or more of any fund.

                      INVESTMENT ADVISORY, ADMINISTRATION
                    AND PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS PaineWebber acts as the funds' investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ('UBS PaineWebber Contracts'). Under the UBS PaineWebber Contracts, each fund pays UBS PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
MONEY MARKET PORTFOLIO:
    All.....................................................      0.50%

U.S. GOVERNMENT PORTFOLIO:
    Up to $300 million......................................      0.50%
    In excess of $300 million up to $750 million............      0.44%
    Over $750 million.......................................      0.36%

TAX-FREE FUND:
    Up to $1 billion........................................      0.50%
    In excess of $1 billion up to $1.5 billion..............      0.44%
    Over $1.5 billion.......................................      0.36%

CALIFORNIA MUNICIPAL MONEY FUND AND
  NEW YORK MUNICIPAL MONEY FUND:
    Up to $300 million......................................      0.50%
    In excess of $300 million up to $750 million............      0.44%
    Over $750 million.......................................      0.36%

NEW JERSEY MUNICIPAL MONEY FUND:
    All.....................................................      0.50%

    For the periods indicated, the funds paid (or accrued) to UBS PaineWebber the following fees.

                                                 FOR THE FISCAL YEARS ENDED JUNE 30,
                                               ----------------------------------------
                                                   2001          2000          1999
                                                   ----          ----          ----
Money Market Portfolio.......................  $105,884,598   $76,257,056   $63,667,860
U.S. Government Portfolio....................     7,409,497     6,373,194     5,807,770
Tax-Free Fund................................    13,362,302    11,477,703    10,937,156
California Municipal Money Fund..............     3,396,688     3,006,607     2,901,051
New Jersey Municipal Money Fund..............       507,316       468,952       325,942
New York Municipal Money Fund................     2,507,290     2,080,465     1,999,790

    Under the terms of the UBS PaineWebber Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS PaineWebber. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as the board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS PaineWebber, (3) organizational expenses,
(4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and maintaining such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS PaineWebber, (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

    Under separate contracts with UBS PaineWebber with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ('Brinson Advisors Contracts'), Brinson Advisors serves as each fund's sub-advisor and sub-administrator. Under the Brinson Advisors Contracts, UBS PaineWebber (not the funds) pays Brinson Advisors fees, computed daily and paid monthly, at an annual rate of 20% of the fee paid by each fund to UBS PaineWebber under the UBS PaineWebber Contracts.

    Under the UBS PaineWebber and Brinson Advisors Contracts (collectively, 'Contracts'), UBS PaineWebber or Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS PaineWebber or Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to UBS PaineWebber or Brinson Advisors, as the case may be. The UBS PaineWebber Contracts are also terminable without penalty by UBS PaineWebber on 60 days' written notice to the appropriate Corporation or Trust, and the Brinson Advisors Contracts are terminable without penalty by UBS PaineWebber or Brinson Advisors on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and each Brinson Advisors Contract also terminates automatically upon the assignment of the applicable UBS PaineWebber Contract.

    For the periods indicated, UBS PaineWebber paid (or accrued) to Brinson Advisors the following fees.

                                                  FOR THE FISCAL YEARS ENDED JUNE 30,
                                                ---------------------------------------
                                                   2001          2000          1999
                                                   ----          ----          ----
Money Market Portfolio........................  $21,176,920   $15,251,411   $12,733,572
U.S. Government Portfolio.....................    1,481,899     1,274,639     1,161,554
Tax-Free Fund.................................    2,672,460     2,295,541     2,187,431
California Municipal Money Fund...............      679,338       601,321       580,210
New Jersey Municipal Money Fund...............      101,463        93,790        65,188
New York Municipal Money Fund.................      501,458       416,093       399,958

    SECURITIES LENDING. During the fiscal years ended June 30, 2001, 2000 and 1999, funds paid (or accrued) no fees to UBS PaineWebber for its services as securities lending agent because the funds did not engage in any securities lending activities.

    TRANSFER-AGENCY RELATED SERVICES. PFPC, Inc. ('PFPC'), the funds' transfer agent, (not the fund) pays UBS PaineWebber for certain transfer agency related services that PFPC has delegated to UBS PaineWebber.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust ('Principal

Underwriting Contracts') which require Brinson Advisors to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. Brinson Advisors may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this Statement of Additional Information, Brinson Advisors has entered into a dealer agreement with UBS PaineWebber. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114. Payments by each fund (other than Money Market Portfolio) to compensate Brinson Advisors for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related plans of distribution ('Plans') adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the 1940 Act. No such payments have been authorized for Money Market Portfolio.

    Under plans of distribution adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act ('Plan'), each fund (other than Money Market Portfolio) pays Brinson Advisors a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to Brinson Advisors at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to Brinson Advisors at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to Brinson Advisors at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

    Brinson Advisors may reallow any or all of the 12b-1 service fees to such dealers as Brinson Advisors may from time to time determine. As of the date of this Statement of Additional Information, Brinson Advisors is paying all of the 12b-1 service fees to UBS PaineWebber. UBS PaineWebber uses the 12b-1 service fees to pay UBS PaineWebber Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS PaineWebber branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

    Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not 'interested persons' of the Corporation or Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Corporation or Trust shall be committed to the discretion of the board members who are not 'interested persons' of the Corporation or Trust.

    The funds paid (or accrued) the following service fees to Brinson Advisors or UBS PaineWebber (the funds' former principal underwriter) during the fiscal year ended June 30, 2001:

U.S. Government Portfolio.                                    $2,301,664
Tax-Free Fund...............................................   4,017,515
California Municipal Money Fund.............................     913,485
New Jersey Municipal Money Fund.............................     121,782
New York Municipal Money Fund...............................     661,237

    For the same period, Brinson Advisors and UBS PaineWebber estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2001:

                                                 SERVICE FEES PAID TO     RMA
                                                   UBS PAINEWEBBER      SERVICE    ALLOCATED
                                                  FINANCIAL ADVISORS     CENTER      COSTS
                                                  ------------------     ------      -----
U.S. Government Portfolio......................        $368,267         $117,250    $53,250
Tax-Free Fund..................................         642,803          117,250     61,250
California Municipal Money Fund................         146,169          117,250     47,500
New Jersey Municipal Money Fund................          20,297          117,250     28,500
New York Municipal Money Fund..................         105,797          117,250     45,750

    'Allocated costs' include various internal costs allocated by UBS PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS PaineWebber departments and areas of operations.

    In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) Brinson Advisor's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by UBS PaineWebber Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS PaineWebber or Brinson Advisors pursuant to the applicable Principal Underwriting Contract, (4) Brinson Advisors and UBS PaineWebber's expenses and costs under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

    With respect to each Plan, the applicable board considered the benefits that would accrue to Brinson Advisors under the Plan in that Brinson Advisors would receive service and sub-advisory and sub-administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

    The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors may consider the sale of shares of a fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for a fund, subject to Brinson Advisors' duty to seek best execution. Brinson Advisors may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Brinson

Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

    During the fiscal years ended June 30, 2001, 2000 and 1999, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.

    Investment decisions for a fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

    As of June 30, 2001, Money Market Portfolio owned commercial paper and other short-term obligations issued by the following persons who are regular broker-dealers for the fund:

               ISSUER                           TYPE OF SECURITY              VALUE
               ------                           ----------------              -----
Associates Corp. NA..................  Short-term Corporate Obligation     $100,115,712
Bear Stearns.........................  Commercial Paper                      74,765,625
Bear Stearns.........................  Short-term Corporate Obligation        9,001,587
CS First Boston......................  Certificate of Deposit                45,000,000
CS First Boston......................  Short-term Corporate Obligation      158,000,000
Deutsche Bank........................  Commercial Paper                      49,623,875
Dresdner.............................  Commercial Paper                     109,735,300
Goldman Sachs........................  Commercial Paper                      49,938,889
Merrill Lynch........................  Short-term Corporate Obligation      429,346,615
Morgan Stanley.......................  Commercial Paper                     474,757,813
Morgan Stanley.......................  Short-term Corporate Obligation      189,284,311

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

    ADDITIONAL PURCHASE INFORMATION. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

    ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time, although each fund attempts to maintain a constant net asset value of $1.00 per share.

    If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS PaineWebber by telegram or telephone to Brinson Advisors. Such a redemption order will be executed at the net asset value next determined after the order is received by Brinson Advisors. Redemptions of fund shares effected through a broker-dealer other than UBS PaineWebber may be subject to a service charge by that broker-dealer.

    FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their agents to accept on the funds' behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                              VALUATION OF SHARES

    Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by State Street Bank and Trust Company ('State Street') as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, 'Business Day' means any day on which State Street's Boston offices and the New York City offices of Brinson Advisors and UBS PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the 1940 Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    Each board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that Brinson Advisors, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

    In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

                            PERFORMANCE INFORMATION

    The funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each fund's Performance Advertisements are calculated according to the following formula:

  P(1 + T)'pp'n   =   ERV
    where:    P   =   a hypothetical initial payment of $1,000 to purchase shares
              T   =   average annual total return of shares
              n   =   number of years
            ERV   =   ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

    The funds may also advertise other performance data, which may consist of the annual or cumulative return (including short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The following tables show performance information for the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                                                                     CALIFORNIA   NEW JERSEY    NEW YORK
                                  MONEY        U.S.                  MUNICIPAL    MUNICIPAL    MUNICIPAL
                                 MARKET     GOVERNMENT   TAX-FREE      MONEY        MONEY        MONEY
                                PORTFOLIO   PORTFOLIO      FUND         FUND         FUND         FUND
(INCEPTION DATE)                (10/4/82)   (10/4/82)    (10/4/82)   (11/7/88)     (2/1/91)    (11/10/88)
----------------                ---------   ---------    ---------   ---------     --------    ----------
Year ended June 30, 2001:
    Standardized Return.......    5.61%        5.31%       3.28%        2.75%        2.86%        3.03%
Five Years ended June 30,
  2001:
    Standardized Return.......    5.18%        4.91%       3.03%        2.68%        2.62%        2.86%
Ten Years ended June 30, 2001
  or (if less) life of fund:
    Standardized Return.......    4.68%        4.43%       2.86%        2.60%        2.49%        2.67%

    YIELD. Each fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

           EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7] -- 1

    Each municipal money market fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

                                     E
        TAX EQUIVALENT YIELD =  (----------) + t
                                   1 -- p

    E = tax-exempt yield of a class of shares p = stated income tax rate t = taxable yield of a Class of shares

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield, 30-day yield).

    The following yields are for the seven-day period ended June 30, 2001:

                                                                      EFFECTIVE
                                                              YIELD     YIELD
                                                              -----     -----
Money Market Portfolio......................................  3.85%     3.92%
U.S. Government Portfolio...................................  3.66%     3.73%
Tax-Free Fund...............................................  2.39%     2.42%
California Municipal Money Fund.............................  2.22%     2.25%
New Jersey Municipal Money Fund.............................  2.05%     2.07%
New York Municipal Money Fund...............................  2.09%     2.11%

    The following tax equivalent yields for the seven-day period ended June 30, 2001 are based, in each case, on the maximum individual tax rates as of that date:

                                                           TAX EQUIVALENT   TAX EQUIVALENT
                                                               YIELD        EFFECTIVE YIELD
                                                               -----        ---------------
Tax-Free Fund (assuming a federal tax rate of 39.6%).....      3.96%             4.01%
California Municipal Money Fund (assuming a combined
  federal and California State tax rate of 45.22%).......      4.05%             4.11%
New Jersey Municipal Money Fund (assuming a combined
  federal and New Jersey State tax rate of 43.45%).......      3.63%             3.66%
New York Municipal Money Fund (assuming a combined
  federal, New York State and New York City tax rate of
  46.05%)................................................      3.87%             3.91%
New York Municipal Money Fund (assuming an effective
  combined federal and New York State tax rate of
  43.74%)................................................      3.71%             3.75%

    OTHER INFORMATION. The funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, the funds may compare their standardized or non-standardized return and taxable or tax-free yields with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), iMoneyNet, Inc. ('iMoneyNet'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in performance advertisements may be in graphic form. The funds may also compare their performance with the performance of bank certificates of deposit ('CDs') as measured by the CDA

Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets.

                                     TAXES

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be 'exempt-interest dividends' described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    Dividends paid by a municipal money market fund will qualify as 'exempt-interest dividends,' and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

    Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax ('AMT'). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

    Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term 'substantial user' is defined generally to include a 'non-exempt person' who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

    Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of
(1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

    Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ('foreign shareholder') generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is 'effectively connected with the [shareholder's] conduct of a trade or business within the United States,' in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

    Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

    The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

    CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay 'exempt-interest' dividends which will be exempt from the California personal income tax.

    Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a

California local government (or interest earned on tax-exempt obligations of U.S. possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

    Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Shares of California Municipal Money Fund will not be subject to the California property tax.

    The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

    NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to the New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a 'qualified investment fund' will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities or direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

    The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

    The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

    NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

    Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their 'entire net income' for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

    Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

    Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

    New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. 'Entire net income' of New York Municipal Money Fund is federal 'investment company taxable income' with certain modifications.

    The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

    TAX-FREE INCOME VS. TAXABLE INCOME -- TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2001 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2001, or a single individual with taxable income of $55,000 in 2001, whose investments earn a 3% tax-free yield, would have to earn a 4.14% taxable yield to receive the same benefit.

               TABLE I. 2001 FEDERAL TAXABLE VS. TAX-FREE YIELDS*

            TAXABLE INCOME (000'S)                            A TAX-FREE YIELD OF
----------------------------------------------   ---------------------------------------------
                                      FEDERAL
     SINGLE             JOINT           TAX
     RETURN             RETURN        BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------        -------      -----       -----       -----       -----
                                                 IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
  $  6.0 -  27.1     $ 12.0 -  45.2    15.00%       3.53%       4.71%       5.88%       7.06%
    27.1 -  65.6       45.2 - 109.3    27.50        4.14        5.52        6.90        8.28
    65.6 - 136.8      109.3 - 166.5    30.50        4.32        5.76        7.19        8.63
   136.8 - 297.3      166.5 - 297.3    35.50        4.65        6.20        7.75        9.30
      Over 297.3         Over 297.3    39.10        4.93        6.57        8.21        9.85

---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.

    TAX-FREE INCOME VS. TAXABLE INCOME -- CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2001 federal individual and 2000'D' California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 2001, or a single California individual with taxable income of $55,000 in 2001, whose investments earn a 3% tax-free yield, would have to earn a 4.56% taxable yield to receive the same benefit.

    TABLE II. 2001 FEDERAL AND 2000 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*

              TAXABLE INCOME (000'S)                               A TAX-FREE YIELD OF
---------------------------------------------------   ---------------------------------------------
                                        EFFECTIVE
                                       CALIFORNIA
     SINGLE             JOINT          AND FEDERAL
     RETURN             RETURN         TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------         -----------      -----       -----       -----       -----
                                                      IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
  $ 20.4 -  27.1     $ 40.8 -  45.2       20.10%         3.75%       5.01%       6.26%       7.51%
    27.1 -  28.4       45.2 -  56.7       31.85          4.40        5.87        7.34        8.80
    28.4 -  35.8       56.7 -  71.7       33.30          4.50        6.00        7.50        9.00
    35.8 -  65.6       71.7 - 109.3       34.24          4.56        6.08        7.60        9.12
    65.6 - 136.8      109.3 - 166.5       36.96          4.76        6.35        7.93        9.52
   136.8 - 297.3      166.5 - 297.3       41.50          5.13        6.84        8.55       10.26
      Over 297.3         Over 297.3       44.76          5.43        7.24        9.05       10.86

---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).

'D' The rates shown reflect California rates for 2000. Inflation adjusted income brackets for 2001 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2001.

    TAX-FREE INCOME VS. TAXABLE INCOME -- NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2001, or a single New Jersey individual with taxable income of $55,000 in 2001, whose investments earn a 3% tax-free yield, would have to earn a 4.38% taxable yield to receive the same benefit.

      TABLE III. 2001 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELDS*

              TAXABLE INCOME (000'S)                              A TAX-FREE YIELD OF
--------------------------------------------------   ---------------------------------------------
                                       EFFECTIVE
                                       NEW JERSEY
     SINGLE             JOINT         AND FEDERAL
     RETURN             RETURN        TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------        -----------      -----       -----       -----       -----
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
  $ 20.0 -  27.1     $ 20.0 -  45.2      16.49%         3.59%       4.79%       5.99%       7.18%
    27.1 -  35.0       45.2 -  50.0      28.77          4.21        5.62        7.02        8.42
                       50.0 -  70.0      29.28          4.24        5.66        7.07        8.48
    35.0 -  40.0       70.0 -  80.0      30.04          4.29        5.72        7.15        8.58
    40.0 -  65.6       80.0 - 109.3      31.51          4.38        5.84        7.30        8.76
    65.6 -  75.0      109.3 - 150.0      34.34          4.57        6.09        7.61        9.14
    75.0 - 136.8      150.0 - 166.5      34.93          4.61        6.15        7.68        9.22
   136.8 - 297.3      166.5 - 297.3      39.61          4.97        6.62        8.28        9.94
      Over 297.3         Over 297.3      42.98          5.26        7.01        8.77       10.52

---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).

    TAX-FREE INCOME VS. TAXABLE INCOME -- NEW YORK MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $90,000 in 2001, or a single individual with taxable income of $55,000 in 2001 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.65% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 2001, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2001, would have to earn a 4.44% taxable yield to realize a benefit equal to a 3% tax-free yield.

        TABLE IV. 2001 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*

              TAXABLE INCOME (000'S)                              A TAX-FREE YIELD OF
--------------------------------------------------   ---------------------------------------------
                                        COMBINED
                                        FEDERAL/
     SINGLE             JOINT           NYS/NYC
     RETURN             RETURN        TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------             ------        -----------      -----       -----       -----       -----
                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
  $ 20.0 -  27.1     $ 40.0 -  45.2      23.64%         3.95%       5.27%       6.59%       7.90%
    27.1 -  65.6       45.2 - 109.3      34.91          4.65        6.20        7.75        9.30
    65.6 - 136.8      109.3 - 166.5      37.80          4.85        6.47        8.08        9.70
   136.8 - 297.3      166.5 - 297.3      42.27          5.23        6.97        8.71       10.45
      Over 297.3         Over 297.3      45.49          5.54        7.38        9.23       11.07

              TAXABLE INCOME (000'S)                               A TAX-FREE YIELD OF
---------------------------------------------------   ----------------------------------------------
                                         COMBINED
                                         FEDERAL/
     SINGLE              JOINT             NYS
     RETURN              RETURN        TAX BRACKET      3.00%       4.00%       5.00%       6.00%
     ------              ------        -----------      -----       -----       -----       -----
                                                       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
  $ 20.0 - $ 27.1     $ 40.0 -  45.2      20.82%         3.79%       5.05%       6.31%        7.58%
    27.1 -   65.6       45.2 - 109.3      32.47          4.44        5.92        7.40         8.88
    65.6 -  136.8      109.3 - 166.5      35.26          4.63        6.18        7.72         9.27
   136.8 -  297.3      166.5 - 297.3      39.92          4.99        6.66        8.32         9.99
       Over 297.3         Over 297.3      43.27          5.29        7.05        8.81        10.58

---------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

                               OTHER INFORMATION

    MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

    VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all its board members. The shares of each series of UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

    The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

    PRIOR NAMES. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund's name did not contain the preface 'UBS' prior to that date.

    COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, has served as counsel to the funds. Kirkpatrick & Lockhart LLP also has acted as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, CA 94111, has served as counsel to California Municipal Money Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, has served as counsel to New York Municipal Money Fund with respect to New York law. The law firm of McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102, has served as counsel to New Jersey Municipal Money Fund with respect to New Jersey law.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the funds.

                              FINANCIAL STATEMENTS

    The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.

                                   APPENDIX A

        SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS

    Shares of the funds are available to investors who are participants in the Resource Management Account'r' (RMA'r') program offered by UBS PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA participants. For more complete information, investors should refer to separate materials available from their Financial Advisor.

    THE UBS PAINEWEBBER RMA PREMIER STATEMENT. RMA participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, card transactions and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A 'Summary of Accounts' statement and a menu of customized statement options is available to make monthly reporting even more comprehensive.

    PRELIMINARY AND YEAR-END SUMMARIES. To help with tax planning, RMA participants receive preliminary and year-end summary account information statements that provide a comprehensive overview of tax-related activity in the account.

    CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading 'Managing Your Fund Account -- Buying Shares,' RMA participants select a primary money market fund from a variety of taxable and tax-free money funds. Uninvested cash is automatically swept into this fund on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

    CHECK WRITING. RMA participants can choose to have ready access to the assets held in their RMA through the check writing feature. There are no minimum check amounts or per check charges. RMA checks include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

    DIRECT DEPOSIT. Regular payroll, pension, social security or other payments may be eligible for electronic deposit into RMA participants' accounts.

    ELECTRONIC FUNDS TRANSFER/BILL PAYMENT SERVICE. RMA participants may electronically transfer money between their RMA and other financial institutions, transfer funds to and from other UBS PaineWebber accounts and pay bills.

    UBS PAINEWEBBER'S ONLINE SERVICES. RMA participants can elect to have free access to UBS PaineWebber's online services. Delivered over the Internet in a secured area of UBS PaineWebber's web site, UBS PaineWebber's online services provides convenient, around-the-clock access to vital, customized account and market information.

    PLATINUM MASTERCARD'r'. RMA Participants can choose to receive a complimentary Platinum MasterCard debit card that makes account assets easily accessible. The Platinum MasterCard is accepted by merchants both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines ('ATM'). Through MasterCard's enhanced services programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

    RMA offers the MasterCard Special Services Concierge Service free of charge to RMA clients. These services help make travel amenities, entertaining and gift giving easier with a call to 1-877-828-5203.

    UBS PAINEWEBBER REWARDS. RMA participants can choose to participate in the UBS PaineWebber Rewards program for an additional fee of $50.00. This fee is waived for UBS PaineWebber Vantage and UBS PaineWebber InsightOne Accounts. Rewards points accumulate and are redeemable for merchandise, airline tickets, travel and shopping and dining certificates.

    EXTENDED ACCOUNT PROTECTION. The net equity securities balance in an RMA Account is protected through private insurance in the event of the liquidation of UBS PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ('SIPC').

    RESOURCE ACCUMULATION PLAN'sm'. The Resource Accumulation Plan is an automatic mutual fund investment program that provides participants the ability to purchase shares of select mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.

    UBS PAINEWEBBER SERVICE GROUP AND RESOURCELINE'r'. RMA participants may speak with a representative of the UBS PaineWebber Service Group by calling
(800) RMA-1000. ResourceLine, a toll-free interactive voice response telephone system, provides account information 24 hours a day, seven days a week.

    MARGIN. RMA Participants may choose to have a margin feature as part of their RMA.

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                                   APPENDIX B

SERVICES AVAILABLE THROUGH THE BUSINESS SERVICES ACCOUNT BSA PROGRAM FOR BUSINESS SERVICES ACCOUNT BSA ACCOUNTHOLDERS

    Shares of the funds are available to investors who are participants in the Business Services Account BSA program. The following is a summary of some of the services that are available to Business Services Account BSA participants. For more complete information, investors should refer to separate materials available from their Financial Advisors.

    PREMIER BUSINESS SERVICES ACCOUNT STATEMENT. Business Services Account BSA participants receive a monthly premier statement, which provides consolidated information to assist with portfolio management decisions and business finances. The premier statement summarizes securities transactions, card transactions, and checks in chronological order with running cash and money fund balances. The 'Portfolio Management' feature provides cost basis information where available as well as calculations of gains and losses on most investments. A menu of customized statement options is now available to make monthly reporting more comprehensive.

    PRELIMINARY AND YEAR-END SUMMARIES. To help with tax planning, Business Services Account BSA participants receive preliminary and year-end summary information statements that provide a comprehensive overview of tax-related activity in the account.

    CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading 'Managing Your Fund Account -- Buying Shares,' Business Services Account BSA participants select a primary money market fund from a variety of taxable and tax-free money funds. Uninvested cash is automatically swept into this fund on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

    CHECK WRITING. Business Services Account BSA participants can choose to have ready access to the assets held in their Business Services Account BSA through the check writing feature. There are no minimum check amounts. Participants can order from a number of business check styles to suit their check writing needs. The Business Services Account BSA checks also include an expense code system that enables investors to track business expense types for tax and financial planning.

    MASTERCARD BUSINESSCARD'r' -- Business Services Account BSA participants can elect to receive a complimentary MasterCard BusinessCard debit card for easy access to account assets. The MasterCard BusinessCard is accepted worldwide, and can be used to obtain cash at thousands of automated teller machines ('ATM'). Through MasterCard's enhanced services programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

    Business Services Account BSA clients receive MasterCard Special Services Concierge Service free of charge. These services help make travel amenities, entertaining, and gift giving easier with a call to 1-877-828-5203.

    UBS PAINEWEBBER REWARDS. Business Services Account BSA participants can choose to participate in the UBS PaineWebber Rewards program for an additional fee of $50.00 (The fee is waived for UBS PaineWebber Vantage and UBS PaineWebber Insight One accounts). Rewards points accumulate and are redeemable for merchandise, airline tickets, travel and shopping and dining certificates.

    MARGIN. Business Services Account BSA Participants may choose to have a margin feature as part of their Business Services Account BSA.

    EXTENDED ACCOUNT PROTECTION. The net equity securities balance in a Business Service Account BSA is protected through private insurance in the event of the liquidation of UBS PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ('SIPC').

    UBS PAINEWEBBER SERVICE GROUP AND RESOURCELINE'r'. Business Services Account BSA participants may speak with a representative of the UBS PaineWebber Services Group by calling (800) 272-0140 24 hours a day, seven days a week to make any inquiries about their accounts. The

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ResourceLine Interactive voice response telephone system provides basic account information through a touch-tone telephone and is also available 24 hours a day, seven days a week.

    ELECTRONIC FUNDS TRANSFER. Business Services Account BSA participants may initiate transfers of funds either on a fixed or variable schedule among their Business Services Account BSA and other financial accounts. There is no charge or limit to incoming transfers, additional fees and limits may apply to outgoing transfers.

    BILL PAYMENT SERVICE. Business Services Account BSA participants can pay virtually all their bills for fixed or variable accounts. Additional fees may apply.

    UBS PAINEWEBBER ONLINE SERVICES. Business Services Account BSA participants can elect to have free access to UBS PaineWebber's online services. Delivered over the Internet in a secured area of UBS PaineWebber's web site, UBS PaineWebber's online services provides convenient, around-the-clock access to vital, customized account and market information.

    CARD RECEIVABLES PROCESSING. Business Services Account BSA accountholders that transact business with their clients using credit cards and debit cards can have these receipts automatically deposited into their BSA. These funds will be swept into their primary sweep fund thereby continuously earning dividends. Working through your current merchant processor, or a UBS PaineWebber referral, this service is a simple way to enhance earnings on your business's cash flow.

    LETTERS OF CREDIT. Business Services Account BSA participants can have Standby Letters of Credit issued on their behalf through UBS PaineWebber at competitive rates and backed by securities in their account.

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YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS
STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                              -------------------

RESOURCE MANAGEMENT ACCOUNT, RMA, BUSINESS SERVICES ACCOUNT BSA, AND RESOURCELINE ARE REGISTERED SERVICE MARKS OF UBS PAINEWEBBER INC. RESOURCE ACCUMULATION PLAN IS A SERVICE MARK OF UBS PAINEWEBBER INC. PLATINUM MASTERCARD AND MASTERCARD BUSINESSCARD ARE REGISTERED TRADEMARKS OF MASTERCARD INTERNATIONAL INCORPORATED.
                                             UBS PaineWebber RMA
                                              MONEY MARKET PORTFOLIO
                                              U.S. GOVERNMENT PORTFOLIO
                                              TAX-FREE FUND
                                              CALIFORNIA MUNICIPAL MONEY FUND
                                              NEW JERSEY MUNICIPAL MONEY FUND
                                              NEW YORK MUNICIPAL MONEY FUND

                                             -----------------------------------
                                             Statement of Additional Information
                                                                 August 31, 2001
                                             -----------------------------------

'c' 2001 UBS PaineWebber Inc. All rights reserved.


                              STATEMENT OF DIFFERENCES
                              ------------------------

The registered trademark symbol shall be expressed as ..................... 'r'
The service mark symbol shall be expressed as.............................. 'sm'
The dagger symbol shall be expressed as ................................... 'D'
The copyright symbol shall be expressed as ................................ 'c'
Characters normally expressed as superscript shall be preceded by.......... 'pp'